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                                                                     EXHIBIT 24
                              POWER OF ATTORNEY

        The undersigned directors and officers of Applied Materials, Inc., a Delaware corporation (the "Company") hereby constitute and appoint James C. Morgan and Geralf F. Taylor, and each of them with full power to act without the other, the undersigned's true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead in the undersigned's capacity as an officer and/or director of the Company, to execute in the name and on behalf of the undersigned an annual report of the Company on Form 10-K for the fiscal year ended October 30, 1994 (the ""Report''), under the Securities and Exchange Act of 1934, as amended, and to file such Report, with exhibits thereto and other documents in connection therewith and any and all amendments thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done and to take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of December, 1994.

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    /s/ MICHAEL ARMACOST                       /s/ DR. HIROO TOYODA
- - --------------------------------          ---------------------------------
Michael Armacost                          Dr. Hiroo Toyoda
Director                                  Director


    /s/ HERBERT M. DWIGHT, JR.                 /s/ JAMES C. MORGAN
- - ---------------------------------         ---------------------------------
Herbert M. Dwight, Jr.                    James C. Morgan
Director                                  Chairman, Chief Executive Officer
                                          and Director
                                          (Principal Executive Officer)
    /s/ GEORGE B. FARNSWORTH
- - ---------------------------------
George B.Farnsworth                            /s/ JAMES W. BAGLEY
Director                                  ---------------------------------
                                          James W. Bagley
                                          Vice Chairman, Chief Operating
    /s/ PHILIP V. GARDINA                 Officer and Director
- - ---------------------------------
Philip V. Gardina
Director                                       /s/ DAN MAYDAN
                                          ---------------------------------
                                          Dan Maydan
    /s/ TSUYOSHI KAWANISHI                President and Director
- - ---------------------------------
Tsuyoshi Kawanishi
Director                                       /s/ GERALD F. TAYLOR
                                          ---------------------------------
                                          Gerald F. Taylor
    /s/ PAUL R. LOW                       Senior Vice President
- - ---------------------------------         Chief Financial Officer
Paul R. Low                               (Principal Financial Officer)
Director

                                               /s/ MICHAEL O'FARRELL
    /s/ ALFRED J. STEIN                   ---------------------------------
- - ---------------------------------         Michael O'Farrell
Alfred J. Stein                           Corporate Controller
Director                                  (Chief Accounting Officer)

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